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                                                                    EXHIBIT 32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
            AS ADDED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Pacific CMA, Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Daisy Law, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.ss. 1350, as added by ss.906 of the Sarbanes-Oxley Act of 2002, that:

         (a) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.


                                    By: /s/Daisy Law
                                        -------------------------------------
                                         Daisy Law, Chief Financial Officer


Date:    August 13, 2004